                               EXHIBIT 10.4

                                                                  CONFORMED COPY
                                                                  --------------

                         INDENTURE SUPPLEMENT [N583ML]


          INDENTURE SUPPLEMENT NO. 1 [N583ML] dated August 16, 1999 (this "Indenture Supplement") of FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity except as expressly provided in the Operative Agreements, but solely as Owner Trustee under the Trust Agreement (in such capacity, herein called the "Owner Trustee").
                             -------------


                              W I T N E S S E T H

          WHEREAS, the Indenture provides for the execution and delivery of this Indenture Supplement, which shall particularly describe the Aircraft and any Replacement Airframe or Replacement Engine included in the property covered by the Indenture.

          WHEREAS, the Trust Indenture and Security Agreement [N583ML] dated as of August 10, 1999 (herein called the "Indenture") between the Owner Trustee and
                                       ---------
Allfirst Bank, as Indenture Trustee (herein called the "Indenture Trustee"),
                                                        -----------------
provides for the execution and delivery of a supplement thereto substantially in the form hereof which shall particularly describe the Aircraft (such term and other defined terms in the Indenture being herein used with the same meanings) and any Replacement Airframe or Replacement Engine included in the Indenture Estate, and shall specifically mortgage such Aircraft, Replacement Airframe or Replacement Engine, as the case may be, to the Indenture Trustee.

          WHEREAS, the Indenture relates to the Airframe and Engines described below and a counterpart of the Indenture is attached hereto and made a part hereof and this Indenture Supplement, together with such counterpart of the Indenture, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

          NOW, THEREFORE, this Indenture Supplement witnesseth, that, to secure the prompt payment of the principal of and Make-Whole Amount (if any) and interest on, and all other amounts due with respect to, all Equipment Notes from time to time outstanding under the Indenture and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions for the benefit of the Noteholders in the Indenture and in the Participation Agreement and the Equipment Notes, and the prompt payment of any and all amounts from time to time owing under the Indenture or the Participation Agreement or the other Operative Agreements by the Owner Trustee, the Owner Participant or the Lessee to the Noteholders, and for the uses and purposes and subject to the terms and provisions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture, and of the acceptance of the Equipment Notes by the Noteholders, and of the sum of $1 paid to the Owner Trustee by the Indenture Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee has granted,
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bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee and its successors and assigns, for the security and benefit of the Noteholders, in the trust created by the Indenture, a first priority security interest in and first mortgage lien upon, all right, title and interest of the Owner Trustee in, to and under the following described property:

                                    AIRFRAME
                      one airframe identified as follows:

                                                      FAA Registration         Manufacturer' s Serial
Manufacturer                Model                          Number                       Number
------------                -----                          ------                       -----
Bombardier Inc.        Canadair Regional Jet               N583ML                       7327
                          CL-600-2B19

together with all Parts, appliances, equipment, instruments and accessories (including, without limitation, radio and radar) from time to time thereto belonging, owned by the Owner Trustee and installed in or appurtenant to said aircraft and all records, logs, manuals and data, inspection, modification and overhaul records and all other documents at any time maintained with respect to the foregoing property.

                               AIRCRAFT ENGINES
                    (2) aircraft engines, each such engine
                  having 750 or more rated takeoff horsepower
               or the equivalent thereof, identified as follows:


Manufacturer                Model          Manufacturer's  Serial
------------                -----          ----------------------
                                           Numbers
                                           -------

General Electric Company    CF34-3B1       GE-E-872529

                                           GE-E-872530

together with all Parts, equipment and accessories thereto belonging, by whomsoever manufactured, owned by the Owner Trustee and installed in or appurtenant to said aircraft engines and all records, logs, manuals and data, inspection, modification and overhaul records and all other documents at any time maintained with respect to the foregoing property.

          Together with all substitutions, replacements and renewals of the property above described, and all property which shall hereafter become physically attached to or incorporated in the property above described, whether the same are now owned by the Owner Trustee or shall hereafter be acquired by it.

                                       2
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          As further security for the obligations referred to above and secured by the Indenture and hereby, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Noteholders, in the trust created by the Indenture, all of the right, title and interest of the Owner Trustee in, to and under Lease Supplement No. 1 of even date (other than Excluded Payments, if any) covering the property described above.

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, for the benefit and security of the Noteholders for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

          This Indenture Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

          AND, FURTHER, the Owner Trustee hereby acknowledges that the Airframe/Engines referred to in this Indenture Supplement and the aforesaid Lease Supplement have been delivered to the Owner Trustee and are included in the property of the Owner Trustee and are covered by all the terms and conditions of the Indenture and are subject to the Lien of the Indenture.

          This Indenture Supplement is being delivered in the State of New York.


                          *            *           *

                                       3
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          IN WITNESS WHEREOF, the Owner Trustee has caused this Indenture
Supplement to be duly executed by one of its officers thereunto authorized, this 16/th/ day of August, 1999.

                                                  FIRST UNION TRUST COMPANY,
                                                  NATIONAL ASSOCIATION,
                                                  not in its individual capacity
                                                  except as otherwise expressly
                                                  provided in the Operative
                                                  Agreements, but solely as
                                                  Owner Trustee


                                                  By:  /s/ Stephen J. Kaba
                                                       -------------------
                                                       Name: Stephen J. Kaba
                                                       Title: Vice President

                                       4
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                             Note to Exhibit 10.4


The following Indenture Supplement is substantially identical in all material respects to the Indenture Supplement filed herewith except as follows:

                     FAA Registration No.     Aircraft          Engine
                           or                 Manufacturer's    Manufacturer's
Date                 Aircraft Tail No.        Serial No.        Serial Nos.
----                 --------------------     --------------    --------------
August 10, 1999            N584ML                 7330          GE-E-872547 and
                                                                GE-E-872546
September 10, 1999          585ML                 7334          GE-E-872527 and
                                                                GE-E-872528